INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (the "Agreement") is entered into as of the 17th day of November, 2004, by **THE GRAND SHELL LANDING, INC.**, a Mississippi corporation ("Borrower"), and **CARL CRAWFORD** and **AZUR INTERNATIONAL, INC.**, a Nevada corporation (collectively, "Guarantors"; Borrower and Guarantors are collectively called "Indemnitor"). The parties hereto enter into this contract with reference to the following facts:

A. Lender has agreed to make a loan to Borrower in the amount of up to Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) (the "Loan"). The Loan is to be evidenced by a Promissory Note (the "Note"), and the Note is to be secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing dated of even date herewith (the "Deed of Trust") encumbering certain property located in Jackson County, Mississippi (the "Property") as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference as well as that certain Guaranty Agreement of even date herewith executed by Guarantors in favor of Lender. The making of the Loan is subject to a condition precedent that Indemnitor make and deliver this Agreement to Lender.

B. Indemnitor acknowledges that Lender would not make the Loan in the absence of this Agreement.

C. Indemnitor acknowledges that Lender may sustain Losses (as defined herein) both prior to and following a foreclosure of Lender's security interest in the Property pursuant to the Deed of Trust.

D. Indemnitor acknowledges and agrees that any amounts owed to Lender by Indemnitor pursuant to the provisions of this Agreement are not related in any manner to any amounts owed to Lender pursuant to the Note, and that said liabilities under this Agreement shall survive and continue to be of full force and effect notwithstanding a foreclosure conducted pursuant to the Deed of Trust, the making of a deed in lieu of foreclosure in favor of Lender or a transfer of any other interest in the Property, whether by Indemnitor or Lender or by any successor or assignee of Indemnitor or Lender.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Indemnity. Indemnitor hereby agrees, at Indemnitor's sole cost and expense, to indemnify, defend and hold harmless Lender and its officers, directors, shareholders, agents and employees, any parent, subsidiary or affiliated company of Lender, owners of participation interests in the Loan or the Loan Documents, any purchasers who acquire all or part of the Property at any foreclosure sale, any recipient of a deed or assignment in lieu of foreclosure of all or part of the Property and the officers, directors, shareholders, partners, members, managers, employees and agents of each of them, and the successors and assigns of each of the foregoing (all of such persons or entities, including Lender, are collectively referred to herein as "Indemnified Persons," and each such reference shall refer jointly and severally to each such person), from and against the full amount of any and all Losses. "Losses" shall mean any and all

liabilities, obligations, losses, damages, penalties, fines, claims, actions, suits, costs, expenses and disbursements (including, but not limited to, all attorneys' fees and costs and all other professional or consultants' expenses incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding, either threatened or actually commenced, and/or in connection with any post judgment proceedings to collect or enforce any judgment on this Agreement or against any Indemnified Person), arising from, in respect of, as a consequence of, or in connection with: any claim which arises out of the Loan or Borrower's acquisition of the Property, by reason of the operation of federal bankruptcy, state insolvency, or similar creditor's rights laws, that is based upon (a) the Loan or Borrower's acquisition of the Property being deemed a fraudulent conveyance or a fraudulent transfer, (b) the subordination of the interest in Lender under the Deed of Trust as the result of the application of the doctrine of equitable subordination, or (c) the Loan or Borrower's acquisition of the Property being deemed a preferential transfer.

2. Payments. Payments under this Agreement with respect to all Losses shall be due and payable as such Losses are incurred. Within a reasonable time after any such Losses are incurred, the Indemnified Person shall give written notice to Indemnitor; provided, however, that failure by an Indemnified Person to give such notice shall not relieve Indemnitor from any liability, duty or obligation hereunder. Indemnitor will pay interest on all Losses at the Default Rate described in the Note, but in no event shall such interest exceed the maximum interest rate allowed by law.

3. Obligation to Defend.

(a) Assumption of Defense. Upon request of any Indemnified Person, Indemnitor is bound to defend any and all actions or proceedings that may be brought against such Indemnified Person in connection with or arising out of the matters covered by this Agreement. In the event that Indemnitor is defending an Indemnified Person, Indemnitor may settle the claim only with the Indemnified Person's prior written consent, said consent or the denial thereof to be in the Indemnified Person's reasonable discretion.

(b) Delivery of Acknowledgement. Within thirty (30) days from the date of receipt by Indemnitor from Indemnified Person of a request to defend, Indemnitor must acknowledge in a writing, satisfactory to the Indemnified Person in its sole discretion, its duty to defend, provided that such claim is covered in its entirety by this Agreement (the "Acknowledgement"); provided, however, that until the Indemnified Person receives the Acknowledgement, the Indemnified Person shall be entitled to defend such claim and Indemnitor shall be bound in the manner set forth in subparagraph 3(d) hereof.

(c) Conduct of Defense; Participation by Indemnified Person. In the event that Indemnitor is defending an Indemnified Person, such defense shall be conducted by reputable attorneys retained by Indemnitor, satisfactory to the Indemnified Person in its sole and absolute discretion, at Indemnitor's sole cost and expense. In addition, said Indemnified Person shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing. The Indemnified Person shall be responsible for the costs of such participation unless the Indemnified Person shall have concluded in its sole discretion that the interests of the Indemnified Person and of Indemnitor in the action conflict in such a manner and to such an

extent as to require, consistent with applicable standards of professional responsibility, retention of separate counsel for the Indemnified Person, then the Indemnitor shall pay for separate counsel chosen by the Indemnified Person. In connection with the conduct of any defense by Indemnitor, the Indemnified Person shall be consulted in the formulation of any strategy for handling such claim, shall be kept informed of all matters relating to the handling of such claim, shall be consulted in the hiring of any consultants, and shall have the right to approve or disapprove, in the exercise of its reasonable discretion, any settlement or compromise of such claim.

(d) Indemnitor's Failure to Defend. If Indemnitor fails to deliver the Acknowledgment or fails to choose counsel satisfactory to the Indemnified Person, Indemnitor shall not thereafter be entitled to defend except upon a subsequent request of the Indemnified Person pursuant to subparagraph 3(a) above, and Indemnitor shall be bound by and shall be conclusively liable for the results obtained by the Indemnified Person, including without limitation, the amount of any judgment or out-of-court settlement or compromise and all costs and fees of counsel incurred by the Indemnified Person in connection therewith.

(e) Defense by Indemnified Person. In the event that any action or proceeding may be brought against an Indemnified Person or to which an Indemnified Person may be a party and such Indemnified Person elects in its sole and absolute discretion to conduct its own defense, then Indemnitor shall be conclusively liable for the results obtained by the Indemnified Person, including without limitation the amount of any judgment or out-of-court settlement or compromise. In addition, Indemnitor shall be liable for any and all costs and expenses, including, but not limited to, all attorneys' and other professional fees, that said Indemnified Person incurs.

4. Notification by Indemnitor. Indemnitor agrees promptly upon learning thereof to notify Lender of the commencement of any litigation or proceedings pending, threatened or commenced (whether or not served) against Indemnitor or any other party in connection with an event described in Section 1 above.

5. Invalidity. If any terms of this Agreement shall be held invalid, illegal or unenforceable, such provisions shall be severable from the rest of this Agreement and the validity, legality, or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6. Attorneys' Fees. In any action to enforce or interpret this Agreement, the prevailing party shall be entitled to receive from the losing party its attorneys' fees and costs incurred in connection therewith.

7. No Time Limit. There is no time limitation on Indemnitor's obligations hereunder, it being understood that Indemnitor's obligations hereunder shall survive any foreclosure, deed in lieu of foreclosure and payment of the Indebtedness (as defined in the Deed of Trust) in full, and Indemnitor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Agreement.

8. Notice. All notices, requests and other communications to Borrower and Lender shall be deemed to have been duly given and received if delivered in accordance with the provisions set forth in Paragraph 3.7 of the Deed of Trust; the notices provisions contained therein relating to (i) the Grantor thereunder shall be applicable to Borrower, and (ii) the Beneficiary thereunder shall be applicable to the Lender. All notices, requests and other communications to Guarantors shall be deemed to have been duly given and received if delivered in accordance with the provisions set forth in Paragraph 22 of the Guaranty.

9. Captions, Gender, and Number. Any section or paragraph, title or caption contained in this Agreement is for convenience only and shall not deemed a part of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so allows.

10. Indemnified Persons' Rights. The parties hereto expressly acknowledge that this Agreement is made expressly for the benefit of the Indemnified Persons.

11. Successors and Assigns. The parties hereto may not assign or delegate any of their rights or obligations under this Agreement, except Lender may assign its rights under this Agreement in conjunction with any sale, assignment, syndication, or transfer of all or any portion of its interest in the loan evidenced by the Note. This Agreement shall be binding upon, and inure to the benefit of, the parties named herein and their respective successors and assigns. Indemnitor's obligations hereunder shall survive and continue to be of full force and effect notwithstanding a foreclosure conducted pursuant to the Deed of Trust, the making of a deed in lieu of foreclosure by Indemnitor in favor of Lender or a transfer of any other interest in the Property, whether by Indemnitor or Lender or by any successor or assignee of Indemnitor or Lender.

12. Failure or Indulgence Not Waiver. No failure or delay on the part of an Indemnified Person in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi, without regard to its conflict of laws principles.

14. Joint and Several Obligation. If more than one person has executed this Agreement as Indemnitor or becomes obligated under this Agreement as Indemnitor, the obligations and covenants of each such person shall be joint and several. The release by Lender of any party liable under this Agreement shall not operate to release any other party liable hereunder.

15. Effect of this Agreement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Indemnitor under the Bankruptcy Code, as the same may be amended, for liquidation or reorganization, or should Indemnitor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Indemnitor's assets. This Agreement shall continue to be effective if at any time payment or performance of the Indemnitor's obligations (or any part thereof) under the Deed of Trust or the other Security Documents (as defined in the Deed of Trust) is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "preferential transfer," "voidable preference," "fraudulent conveyance," or otherwise, as if the portion of such payment rescinded, reduced, restored, or returned had never been made.

16. JURY TRIAL; JURISDICTION. INDEMNITOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO, OR CONNECTED WITH THIS AGREEMENT, IT BEING ACKNOWLEDGED THAT INDEMNITOR IS KNOWLEDGEABLE IN SOPHISTICATED COMMERCIAL REAL ESTATE TRANSACTIONS AND THAT INDEMNITOR MAKES THIS WAIVER OF TRIAL BY JURY KNOWINGLY AND VOLUNTARILY AND ONLY AFTER CONSULTATION WITH SOPHISTICATED LEGAL COUNSEL OF INDEMNITOR'S CHOOSING. INDEMNITOR HEREBY CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF MISSISSIPPI LOCATED IN JACKSON COUNTY OR THE DISTRICT COURT OF THE UNITED STATES, SOUTHERN DISTRICT OF MISSISSIPPI IN ANY AND ALL ACTIONS BETWEEN THE PARTIES HERETO ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN OR ANY OF THE SECURITY DOCUMENTS.

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IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the date and year first written above.

BORROWER:

THE GRAND SHELL LANDING, INC.,
a Mississippi corporation

By: ______________________
Carl Crawford, President

GUARANTORS:

____
CARL CRAWFORD

AZUR INTERNATIONAL, INC.,
a Nevada corporation

By: ______________________
Name: ______________________
Title: C.E.O

STATE OF Ms. §
§
COUNTY OF Jackson §

Personally appeared before me, the undersigned authority in and for the said county and state, on this ___ day of November, 2004, within my jurisdiction, the within named Carl Crawford, who acknowledged that he is the President of **THE GRAND SHELL LANDING, INC.**, a Mississippi corporation, and that for and on behalf of said corporation, and as its act and deed he signed, delivered and executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

WITNESS my hand, at office, this 17th day of November, 2004.

Notary Public

My Commission Expires: 10-17-08

MY COMMISSION EXPIRES
OCTOBER 17, 2008

ROBYN LEIGH BEAL
NOTARY
PUBLIC
JACKSON COUNTY, MS

STATE OF Ms §
§
COUNTY OF Jackson §

Personally appeared before me, the undersigned authority in and for the said county and state, on this ___ day of November, 2004, within my jurisdiction, the within named **CARL CRAWFORD** and that he executed the above and foregoing instrument.

WITNESS my hand, at office, this 17th day of November, 2004.

Notary Public

My Commission Expires: 10-17-06

MY COMMISSION EXPIRES
OCTOBER 17, 2006

ROBYN LEIGH BEAL
NOTARY PUBLIC
JACKSON COUNTY, MS

STATE OF Florida §
COUNTY OF Miami Dade §

Personally appeared before me, the undersigned authority in and for the said county and state, on this 17 day of November, 2004, within my jurisdiction, the within named Donald Gorec, who acknowledged that he is the C.E.O. of **AZUR INTERNATIONAL, INC.**, a Nevada corporation, and that for and on behalf of said Company, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said Company to do so.

WITNESS my hand, at office, this 17th day of November, 2004.

[signature]
Notary Public

My Commission Expires:_______________

Albert Laso
My Commission DD157981
Expires October 10, 2006

EXHIBIT "A"

LEGAL DESCRIPTION OF PROPERTY